UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2007
DIONEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
1228 Titan Way,
Sunnyvale, CA 94088
(Address of principal executive offices, including zip code)
(408) 737-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Base Salaries. On August 7, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Dionex Corporation (the “Company”) approved base salaries, effective October 1, 2007, for the executive officers of the Company in the amounts indicated below:

	Base
Name	Salary Amount

Lukas Braunschweiler	$437,500
Kevin Chance	$340,000
Peter Jochum	$265,000	Euros
Craig McCollam	$285,000
Christopher Pohl	$285,000
Bruce Barton	$270,000
Dietrich Hauffe	$255,000
David Bow	$245,000
David Fairbanks	$240,000
John Plohetski	$240,000
Annual Incentive Awards. On August 7, 2007, the Committee approved annual incentive awards for fiscal 2007, payable in cash, to the same executive officers, as follows:

	Annual
Name	Incentive Award

Lukas Braunschweiler	$401,496
Peter Jochum	$130,936	Euros
Kevin Chance	$159,630
Craig McCollam	$137,170
Christopher Pohl	$135,630
Bruce Barton	$127,248
Dietrich Hauffe	$122,010
David Bow	$101,088
John Plohetski	$74,327
David Fairbanks	$29,856

The annual incentive awards were made pursuant to bonus guidelines used in the preparation of the Company’s budget for 2007. Although the budget was approved by the Board of Directors, including members of the Committee, the Committee retained full discretion to make such specific incentive bonus awards, if any, as it deemed appropriate, after the end of the year. The awards made were based on the Company’s achievement of revenue growth target for fiscal 2007, its earnings per share target for fiscal 2007 and the assessed contribution of each executive to the Company’s success based on individual goals. As a starting point, the Committee considered the target bonus for each executive used in the fiscal 2006 budget. This target was 75% of base salary for Lukas Braunschweiler, the Company’s President and Chief Executive Officer, and 40% of base salary for the other executive officers, but the annual incentive award for any executive may be more or less than the applicable target, depending on the Company’s financial performance, the Committee’s assessment of the executive’s contribution and such other factors as the Committee may choose to consider.
For fiscal 2008, the target bonus for Dr. Braunschweiler is 75% of base salary, 50% of base salary for Mr. Chance and 40% of base salary for the other executive officers. The Committee has full discretion to make such specific incentive bonus awards, if any, as it deems appropriate, after the end of the fiscal 2008. The awards made will be based on Company-wide growth targets for the year and the assessed contribution of each executive to the Company’s success based on individual goals.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIONEX CORPORATION
Dated: August 10, 2007	By:	/s/ Craig A. McCollam
Craig A. McCollam
Vice President, Finance and Administration and Chief Financial Officer